SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Utah	0-8771	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Komas Drive, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code) (801) 588-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 24, 2008, Evans & Sutherland Computer Corporation (“E&S”) received a letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, for the prior 30 consecutive trading days, E&S common stock had not maintained the minimum market value of publicly held shares of $5,000,000 required for continued listing, as set forth in Marketplace Rule 4450(a)(2) (the “MVPHS Rule”).  The letter also indicated that, in accordance with Marketplace Rule 4450(e)(1), E&S will be provided 90 calendar days, or until June 23, 2008, to regain compliance, and if at any time before June 23, 2008 the minimum market value of publicly held shares of E&S’s common stock is $5,000,000 or greater for a minimum of ten consecutive trading days, the Nasdaq staff will provide written notification that E&S complies with the MVPHS Rule. The Nasdaq letter further states that if E&S does not regain compliance with the MVPHS Rule by June 23, 2008, the Nasdaq staff will provide written notification that E&S’s securities will be delisted.  At that time, the Nasdaq Marketplace Rules would permit E&S to appeal the Nasdaq staff’s determination to delist its securities to a Nasdaq Listing Qualifications Panel.

E&S is currently evaluating its alternatives to resolve the listing deficiency. If E&S is unable to resolve the listing deficiency, it may apply to transfer its common stock to the Nasdaq Capital Market if its securities satisfy the requirements for continued inclusion for The Nasdaq Capital Market. If E&S submits a transfer application and pays the applicable listing fees by June 23, 2008, the initiation of the delisting proceedings will be stayed pending the Nasdaq Staff’s review of the application. If the Nasdaq Staff does not approve the transfer application, the Nasdaq Staff will provide written notification that E&S’s common stock will be delisted. The Nasdaq letter has no effect on the listing of E&S’s common stock at this time.

On March 28, 2008, E&S issued the press release regarding the Nasdaq letter, a copy of which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits

99.1                           Press Release, dated March 28, 2008, issued by Evans & Sutherland Computer Corporation

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2008	EVANS & SUTHERLAND COMPUTER CORPORATION

	By:	/s/ Paul Dailey
	Name:	Paul Dailey
	Its:	Chief Financial Officer and Corporate Secretary